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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 1997

                              EXECUSTAY CORPORATION

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               (Exact name of registrant specified in its charter)

Maryland                         000-22941                  52-2042280
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(State or other                  (Commission file number)   IRS employer
jurisdiction of incorporation)                              identification No.)


              7595 Rickenbacker Drive, Gaithersburg, Maryland 20879

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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (301) 948-4888
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           The undersigned registrant hereby amends its Current Report on Form
8-K, for an event which occurred on November 1, 1997.

Item 2.    Acquisition or Disposition of Assets

           This item has not been amended from the registrant's Current Report on Form 8-K, dated November 1, 1997 and has been included herein for convenience of reference only.

           On November 1, 1997, ExecuStay Corporation of America (the "Buyer"), a wholly-owned subsidiary of ExecuStay Corporation ("ExecuStay"), purchased all of the outstanding capital stock of Boland Corporate Housing, Inc. ("Boland Corporation") from Ellen Boland and William Boland (together referred to as the "Sellers") pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") among the Buyer, ExecuStay, the Sellers, and Boland Corporation. As a result of this acquisition, Buyer obtained all of Boland Corporation's assets and liabilities, including rights under and to Boland Corporation's ongoing leases and contracts. Prior to this transaction, ExecuStay and the Buyer were not affiliated with the Sellers or Boland Corporation and the Stock Purchase Agreement was negotiated at arms' length. Boland Corporation's purchase price was determined through negotiations by the parties. The consideration for acquisition of Boland Corporation was $8,248,333, consisting of 186,000 unregistered shares of ExecuStay's common stock and $6,304,752 in cash. The total purchase price is subject to a post-closing adjustment to be paid no later than March 1, 1998, and which is based upon Boland Corporation's 1997 adjusted earnings before interest and taxes and a final determination of Boland Corporation's tangible net book value as of the closing date. The cash used in the acquisition came from cash and investments on hand.

Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits

           (a)        Financial Statements of Business Acquired

                      Report of Independent Auditors, dated December 19, 1997.

                      The audited balance sheets of Boland Corporate Housing, Inc. as of December 31, 1996 and September 30, 1997 and the related statements of operations, changes in stockholder's equity, and cash flows for the year ended December 31, 1996, and the nine months ended September 30, 1997.

           (b)        Pro Form Condensed Financial Information

                      Unaudited pro forma condensed consolidated balance sheet of ExecuStay Corporation and subsidiaries as if the acquisition had occurred on September 30, 1997.

                      Unaudited pro forma condensed consolidated statement of operations of ExecuStay Corporation and subsidiaries for the year ended December 31, 1996 and the nine months ended September 30, 1997 as if the acquisition had been completed at the beginning of the respective periods.




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
(c)      Exhibits

         Exhibit No.            Description                                   Method of Filing
         2.1              Stock Purchase Agreement by and                           (1)
                          between ExecuStay Corporation of
                          America, ExecuStay Corporation and
                          Boland Corporate Housing, Inc., Ellen
                          Boland and William Boland, dated as
                          of November 1, 1997.

         23.1             Consent of Albrecht, Viggiano,                      Filed herewith
                          Zureck, & Company, PC.

         99.1             Audited Financial Statements of                     Filed herewith
                          Boland Corporate Housing, Inc.
                          for the fiscal year ended
                          September 30, 1997.

         99.2             Unaudited pro forma condensed consolidated          Filed herewith
                          balance sheet of ExecuStay Corporation and
                          subsidiaries as if the acquisition had occurred
                          on September 30, l997.

                          Unaudited pro forma condensed consolidated statement of operations of ExecuStay
                          Corporation and subsidiaries
                          for the year ended December 31, 1996
                          and nine months end September 30, 1997
                          as if the acquisition had been completed at the beginning of the respective periods.


(1) Incorporated by reference to the Registrant's Current Report of Form 8-K, dated November 1, 1997.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 1998                  ExecuStay Corporation



                                        /s/ GARY R. ABRAHAMS


                                        Gary R. Abrahams
                                        President and Chief Executive Officer




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                                INDEX TO EXHIBITS

Exhibits

Number     Item

2.1        Stock Purchase Agreement by and between ExecuStay                   *
           Corporation of America, ExecuStay Corporation and
           Boland Corporate Housing, Inc., Ellen
           Boland and William Boland, dated as of November 1, 1997.

23.1       Consent of Albrecht, Viggiano, Zureck, & Company, PC.

99.1 Audited Financial Statements of Boland Corporate Housing, Inc. for the fiscal year ended September 30, 1997.

99.2 Unaudited pro forma condensed consolidated balance sheet of ExecuStay Corporation and subsidiaries as if the acquisition had occurred on September 30, 1997.

           Unaudited pro forma condensed consolidated statement of operations of ExecuStay Corporation and subsidiaries for the year ended December 31, 1996 and nine months end September 30, 1997 as if the acquisition had been completed at the beginning of the respective periods.


* Incorporated by reference to the Registrant's Current Report of Form 8-K, dated November 1, 1997.


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